New York, New York
                                                   as of August 22, 1997


      Amendment No. 1 to the Amended and Restated Credit Agreement dated as of December 16, 1996 (the "Credit Agreement") among Ithaca Industries, Inc. (the "Borrower"), the financial institutions from time to time party thereto (the "Banks"), Bankers Trust Company, as agent (the "Agent"), and Canadian Imperial Bank of Commerce, as co-agent (the "Co-Agent").

                               WITNESSETH:

            WHEREAS, the Banks have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement; and

            WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein; and

            WHEREAS, the Required Banks are willing to so amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein; and

            WHEREAS, capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

            NOW THEREFORE, in consideration of the mutual agreement herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. AMENDMENT TO SECTION 9.09 OF THE CREDIT AGREEMENT.
Section 9.09 of the Credit Agreement is hereby amended by deleting the chart appearing therein and substituting therefor the following:

                 A                                    B
                 -                                    -
      Fourth quarter 1997                           0.80:1
      First quarter 1998                            0.85:1
      Second quarter 1998                           0.95:1
      Third quarter 1998                            0.88:1
      Fourth quarter 1998                           0.70:1
      First quarter 1999                            0.78:1
      Second quarter 1999                           0.74:1
      Third quarter 1999                            0/76:1
      Fourth quarter 1999                           0.83:1
      Thereafter until August 31, 1999              1.0:1

      SECTION 2. AMENDMENT TO SECTION 9.10 OF THE CREDIT AGREEMENT. Section 9.10 of the Credit Agreement is hereby amended by deleting the chart appearing therein and substituting therefor the following:

                 A                                    B
                 -                                    -
      Fourth quarter 1997                        $16,000,000
      First quarter 1998                         $16,500,000
      Second quarter 1998                        $13,800,000
      Third quarter 1998                         $13,100,000
      Fourth quarter 1998                        $13,200,000
      First quarter 1999                         $14,900,000
      Second quarter 1999                        $15,300,000
      Third quarter 1999                         $16,600,000
      Fourth quarter 1999                        $18,400,000
      and each quarter Thereafter until          $31,500,000
      August 31, 1999

      SECTION 3. AMENDMENT TO SECTION 9.11 OF THE CREDIT AGREEMENT. Section 9.11 of the Credit Agreement is hereby amended by deleting the chart appearing therein and substituting therefor the following:

                 A                                    B
                 -                                    -
      Fourth quarter 1997                           1.3:1
      First quarter 1998                            1.4:1
      Second quarter 1998                           1.7:1
      Third quarter 1998                            1.8:1
      Fourth quarter 1998                           1.7:1
      First quarter 1999                            2.1:1
      Second quarter 1999                           2.1:1
      Third quarter 1999                            2.3:1
      Fourth quarter 1999 and each                  2.9:1
      quarter Thereafter until
      August 31, 1999

      SECTION 4. CLEAN DOWN. (a) Section 11.01 of the Credit Agreement shall be amended by adding a new definition as follows:

            ""January Clean-Down Period" shall mean any period of thirty consecutive days commencing on any date on or after each January 2, commencing with January 2, 1998 (or if such date is not a Business Day, on the first Business Day immediately thereafter), and ending on or after the immediately succeeding February 1 (or, if such date of not a Business Day, on the first Business Day immediately thereafter.)"

                  (b) Section 1.03(a)(i) of the Credit Agreement is hereby amended to read as follows:

                        "(j) specify the aggregate principal amount of the Loans to be made pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day) and the dates of the most recent December Clean-Down Period, May Clean-Down Period and January Clean-Down Period and".

                  (c) The definition of "Adjusted Total Revolving Loan Subcommitment in Section 11.01 of the Credit Agreement shall be amended by the following clause before the final period:

                        "and (c) January Clean-Down Period, the Adjusted Total Revolving Loan Sub-Commitment shall not exceed $20,000,000 MINUS the aggregate Revolving Loan Commitments of all Defaulting Banks PLUS, at any time during such period, the Letter of Credit Outstandings".

                  (d) The definition of "Total Revolving Loan Sub-Commitment" in
Section 11.01 of the Credit Agreement shall be amended by adding the following clause before the final period:

                        "and (c) January Clean-Down Period, the Total Commitment shall not exceed $20,000,000 PLUS, at any time during such period, the Letter of Credit Outstandings".

            SECTION 5. COLLATERAL REVIEW. Borrower shall use its reasonable best efforts to help Price Waterhouse LLP complete a review of the Collateral as soon as practicable and shall cooperate fully with Price Waterhouse LLP in such review. Borrower shall promptly pay all of the Price Waterhouse LLP's fees, costs and expenses when due.

            SECTION 6. AMENDMENT FEE. Immediately upon execution of this Amendment, Borrower shall pay to Agent, for distribution to the Banks, an Amendment Fee (the "Amendment Fee") equal to 0.125% of the Total Commitments.

The Amendment Fee shall be distributed pro rata to each Bank in proportion to its total Commitments.

            SECTION 7. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written when the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Collateral Agent and the Required Banks necessary to effect this Amendment pursuant to the Credit Agreement.

            SECTION 8. REPRESENTATION AND WARRANTIES. The Borrower represents and warrants to the Agent, the Co-Agent and the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (b) After giving effect to this Amendment, the representations and warranties set forth in Section 7 of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties relate to an earlier date.

                  (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

            SECTION 9. RATIFICATION. Expect as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof, as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit agreement as amended hereby.

            SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.





                                 ITHACA INDUSTRIES, INC.

                                 By:  /s/ Eric N. Hoyle
                                     ----------------------------------
                                     Name:  Eric N. Hoyle
                                     Title:   Senior Vice President


                                 BANKERS TRUST COMPANY,
                                 individually and as Agent

                                 By:   /s/ David J. Bell
                                     ----------------------------------
                                     Name:  David J. Bell
                                     Title:   Vice President


                                 By:   /s/ T. J. Morris
                                     ----------------------------------
                                     Name:  T. J. Morris
                                     Title:   Vice President


                                 CANADIAN IMPERIAL BANK OF COMMERCE,
                                 acting through one or more agencies,
                                 branches or affiliates, as Co-Agent


                                 By:   /s/ Roger Colden
                                     ----------------------------------
                                     Name:  Roger Colden
                                     Title:   Director, CIBC Wood Gundy
                                                Securities Corp., As Agent


                                 CIBC, INC.

                                 By:   /s/ Roger Colden
                                     ----------------------------------
                                     Name:  Roger Colden
                                     Title:   Director, CIBC Wood Gundy
                                                Securities Corp., As Agent

                                DLJ CAPITAL FUNDING, INC.

                                By:   /s/ Nancy L. Unrath
                                    ----------------------------------
                                    Name:  Nancy L. Unrath
                                    Title:


                                BANQUE PARIBAS

                                By:   /s/ Mary T. Finnegan
                                    ----------------------------------
                                    Name:  Mary T. Finnegan
                                    Title:   Director

                                By:   /s/ J. McCormick
                                    ----------------------------------
                                    Name:  J. McCormick
                                    Title:   Vice President


                                BANK OF SCOTLAND

                                By:    /s/ Annie Chin Tat
                                    ----------------------------------
                                    Name:  Annie Chin Tat
                                    Title:    Vice President


                                VAN KAMPEN AMERICAN PRIME
                                RATE TRUST

                                By:    /s/ Kathleen A. Zarn
                                    ----------------------------------
                                    Name:  Kathleen A. Zarn
                                    Title:   Vice President


                                SANWA BUSINESS CREDIT

                                By:    /s/ William D. Lenge
                                    ----------------------------------
                                    Name:  William D. Lenge
                                    Title:    Vice President

                                MERRILL LYNCH SENIOR FLOATING
                                RATE FUND

                                By:    /s/ Anne McCarthy
                                    ----------------------------------
                                    Name:  Anne McCarthy
                                    Title:    Authorized Signatory


                                CITIBANK, NA

                                By:    /s/ Hans L. Christensen
                                    ----------------------------------
                                    Name:  Hans L. Christensen
                                    Title:    Vice President


                                PAMCO CAYMAN LTD.,
                                By:  PROTECTIVE ASSET
                                      MANAGEMENT COMPANY,
                                      as Collateral Manager


                                By:    /s/ J. Dundro
                                    ----------------------------------
                                    Name:  J. Dundro
                                    Title:   President